UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c-5(d)2)

                            MASSEY EXPLORATION CORP.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check  box  if  any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
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    4)   Date Filed:
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
                       SCHEDULE 14C INFORMATION STATEMENT
  PURSUANT TO REGULATION 14C OF THE SECURITIES EXCHANGE ACT OF 1934 AS AMENDED

                            MASSEY EXPLORATION CORP.
                            300, 508 24th Avenue SW,
                            Calgary, Alberta, T2S 0K4

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of Massey Exploration Corp., a Delaware corporation ("we", "our", "us"), to the holders of record at the close of business on the record date, June 27, 2012 of our outstanding common stock, $0.001 par value per share, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being furnished to such stockholders for the purpose of informing the stockholders in regards to:

     1. an amendment to our Articles of Incorporation to change our name from Massey Exploration Corp., to Nevada Gold Corp.; and

     2. a split of our current issued and outstanding common shares on the basis of 8.5 new common shares for 1 old common share.

     (collectively, the "Amendments").

Our Board of Directors approved the Amendments for the change in our name and the split of our common shares in order to enhance our corporation's ability to attract future financing and help effect a potential business combination.

Our Board of Directors unanimously approved the Amendments on June 27, 2012.

Subsequent to our Board of Directors' approval of the Amendments, the holder of the majority of the outstanding shares of our corporation gave us their written consent to the Amendments on June 27, 2012. Therefore, following the expiration of the twenty-day (20) period mandated by Rule 14c and the provisions of Section 242 of the Delaware General Corporation Law, our corporation will file Articles of Amendment to amend our Articles of Incorporation to give effect to the Amendments. We will not file the Articles of Amendment to our Articles of Incorporation to effect the Amendments until at least twenty (20) days after the filing and mailing of this Information Statement.

The proposed Certificate of Amendment to our Certificate of Incorporation is attached hereto as Schedule A. The Articles of Amendment will become effective when they are filed with the Section 242 of the Delaware General Corporation Law. We anticipate that such filing will occur twenty (20) days after this Information Statement is first mailed to our shareholders.

The entire cost of furnishing this Information Statement will be borne by our corporation. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

Our Board of Directors has fixed the close of business on June 27, 2012 as the record date for the determination of shareholders who are entitled to receive this Information Statement. There were 6,300,000 shares of our common stock issued and outstanding on June 27, 2012. We anticipate that a definitive copy of this Information Statement will be mailed on or about July 11, 2012 to all shareholders of record as of the record date.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since February 29, 2012, being the commencement of our last financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

     1.   any director or officer of our corporation;

     2.   any proposed  nominee for  election as a director of our  corporation;
          and

     3.   any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Amendments, as more particularly described herein.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of June 27, 2012, we had a total of 6,300,000 shares of common stock ($0.001 par value per share) issued and outstanding.

The following table sets forth, as of June 27, 2012, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address                  Amount and Nature of               Percentage
of Beneficial Owner               Beneficial Ownership               of Class(1)
-------------------               --------------------               -----------
Michael Hawitt                         3,000,000                         47%
300, 508 24th Avenue SW
Calgary, Alberta   T2S 0K4

Directors and Executive Officers       3,000,000                         47%
as a Group

All 5% owners as a Group                       0                          0%

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(1)  Based on 6,300,000 shares of common stock issued and outstanding as of June
     27, 2012. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect
     to  securities.   Except  as  otherwise  indicated,  we  believe  that  the
     beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with
     respect  to  such  shares,   subject  to  community   property  laws  where
     applicable.

PROPOSAL #1 CHANGE OF NAME

ACTION AND EFFECT

On June 27, 2012, our Board of Directors approved, subject to receiving the approval of a majority of the shareholders of our common stock, an amendment to our Articles of Incorporation to change our name from "Massey Exploration Corp." to "Nevada Gold Corp.".

To effect the name change we will file a Certificate of Amendment to our Certificate of Incorporation (the "Articles") with the Delaware Secretary of State. Concurrently with filing the Certificate of Amendment with the Delaware Secretary of State, we plan to notify the Financial Industry Regulatory Authority ("FINRA") of the proposed name change and to work with FINRA to obtain a new trading symbol for our common stock.

We believe that the name "Massey Exploration Corp." no longer accurately reflects our operations and interests as we have switched our business focus to identify and acquire gold exploration properties in Nevada.

Shareholder approval for the name change and required amendment to our Articles was obtained by written consent of holders of 3,250,000 common shares of our company, representing approximately 51.5% of our issued and outstanding shares of common stock. The change in our name will not become effective until no less than twenty (20) days have passed after this Information Statement is first mailed to shareholders of our common stock, the appropriate filings have been made with the Delaware Secretary of State and until the name change is processed by FINRA.

PROPOSAL #2: STOCK SPLIT

ACTION AND EFFECT

On June 27, 2012, our Board of Directors approved, subject to receiving the approval of a majority of the shareholders of our common stock, a forward split of our current issued and outstanding common shares on the basis of 8.5 new common shares for 1 old common share.

We will obtain a new CUSIP number for the common stock at the time of the stock split. We must provide FINRA at least ten (10) calendar days advance notice of the effective date of the stock split in compliance with Rule 10b-17 under the Securities Exchange Act of 1934.

The purpose of the stock split is to increase the liquidity of our stock and make our company more attractive for potential business combinations and financing.

Shareholder approval for the forward split and required amendment to our Articles was obtained by written consent of holders of 3,250,000 common shares of our company, representing approximately 51.5% of our issued and outstanding shares of common stock. The forward split will not become effective until no less than twenty (20) days have passed after this Information Statement is first mailed to shareholders of our common stock, the appropriate filings have been made with the Delaware Secretary of State and until the name change is processed by FINRA.

EFFECT ON SHAREHOLDERS

After the effective day of the proposed stock split, each stockholder will own an increased number of shares of our common stock. As of the Record Date, 6,300,000 shares of common stock, par value of $0.001, were issued and outstanding. Based on the number of shares issued and outstanding, we will have 53,550,000 shares outstanding, par value of $0.001, immediately following the completion of the stock split. Further, any outstanding options, warrants and rights as of the effective date that are subject to adjustment will be adjusted accordingly. These adjustments may include adjustments to the number of shares of common stock that may be obtained upon exercise or conversion of the securities, the applicable exercise or purchase price as well as other adjustments.

The proposed stock split will affect all common stockholders uniformly and will not affect any shareholders' percentage interest our common stock compared to other shareholders.

We cannot predict the effect of any stock split upon the market price over an extended period and, in many cases the market value of a company's common stock following a split declines. We cannot assure you that the trading price of its common stock after the stock split will decrease exactly in inverse proportion to the increase in the number of shares of our common stock outstanding as a result of the stock split. The trading price of the common stock may change due to a variety of other factors, including our operating results and other factors related to our business and general market conditions.

After giving effect to this proposal, our capital structure will be as follows:

     Shares Authorized                                          125,000,000
     Issued and Outstanding                                      53,550,000
     Authorized and Reserved for Issuance                                 0
     Authorized and Unreserved for Issuance                      71,450,000

TAX EFFECT

The following discussion is a summary of the U.S. federal income tax consequences to a stockholder who exchanges shares pursuant to the stock split. This discussion is for general information only and is not intended to be a complete description of all potential tax consequences to a particular stockholder. Nor does it describe state, local or foreign tax consequences. Any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the U.S. Internal Revenue Code of 1986, as amended (the "Code").

This discussion is based on current provisions of the Code, Treasury regulations promulgated under the Code, Internal Revenue Service ("IRS") rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively. We have not sought nor will we seek any rulings from the IRS with respect to the U.S. federal income tax consequences discussed below. The discussion below is not in any way binding on the IRS or the courts or in any way constitutes an assurance that the U.S. federal income tax consequences discussed herein will be accepted by the IRS or the courts.

We will not recognize any gain or loss for tax purposes as a result of the stock split. Furthermore, the stock split will not result in the recognition of gain or loss to our common stockholders. The holding period for the shares of common stock each stockholder receives will include the holding period of the shares exchanged in the stock split. The aggregate adjusted basis of the new shares of common stock will be equal to the aggregate adjusted basis of the old shares exchanged in the stock split.

Shareholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

DISSENTERS RIGHTS

Under the General Corporation Law of the State of Delaware, shareholders of our common stock are not entitled to dissenter's rights of appraisal with respect to our proposed Amendments.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can also be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Massey Exploration Corp., has duly caused this report to be signed by the undersigned hereunto authorized.

June 27, 2012

MASSEY EXPLORATION CORP.


    /s/ Michael Hawitt
    ---------------------------------------
By: Michael Hawitt
    President (Principal Executive Officer)
    and Director

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            MASSEY EXPLORATION CORP.
                             A DELAWARE CORPORATION

        (pursuant to Section 242 of the Delaware General Corporation Law)

MASSEY EXPLORATION CORP. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware ("GCL"), through its duly authorized officers and by authority of its Board of Directors do hereby certify:

FIRST: That in accordance with the provisions of Section 242 of the GCL, the Board of Directors of the Corporation duly adopted resolutions setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and directing that said amendment be submitted to the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments (the "Amendments") are as follows:

     RESOLVED, that Article I of the Corporation's Certificate of Incorporation be amended in its entirety as follows:

            "The name of the Corporation shall be: NEVADA GOLD CORP."

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the FURTHER RESOLVED, that effective at the close of business, Eastern Time, on the date this Certificate of Amendment of the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each one (1) outstanding share of the Corporation's common stock, par value of $0.001 per share, will be split and converted, automatically, without further action, into 8.5 shares of common stock. As a result, the Corporation's issued and outstanding shares of common stock shall increase from 6,300,000 to 53,550,000 shares of common stock, par value of $0.001."

     (the "Amendments")

SECOND: That thereafter, pursuant to a resolution of its Board of Directors, in accordance with Section 242 of the GCL, a majority of the Corporation's stockholders approved and authorized the foregoing Amendments by written consent in lieu of a meeting.

THIRD: That the Amendments was duly adopted in accordance with the provisions of
Section 242 of the GCL.

FOURTH: That the Certificate of Amendment of the Certificate of Incorporation shall be effective on July ___, 2012.

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment to be signed by Michael Hawitt, its duly authorized President and Principal Executive Officer this ___ day of July, 2012.


                                      By: /s/ Michael Hawitt
                                          --------------------------------------
                                          Michael Hawitt
                                          President, Principal Executive Officer
                                          and Director